Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of June 16, 2025, is by and among SRM Entertainment, Inc., a Nevada corporation with offices located at 941 W. Morse Blvd, Suite 100, Winter Park, Florida 32789 (the “Company”), and (“Buyer”).

RECITALS

A. The Company and Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B. The Company has authorized 10,000,000 shares of blank check preferred stock, $0.0001 par value per share (“Preferred Stock”), of which 5,000 Series A Convertible Preferred Stock (the “Series A Preferred Stock”) has been issued as at the date hereof. The Company also has authorized the creation of a new series of Preferred Stock, namely, a series of convertible preferred stock designated as Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”). The terms governing the Series B Preferred Stock will be as set forth in the certificate of designation for such series of Preferred Stock, which is in the form attached hereto as Exhibit A (the “Certificate of Designation”). The Certificate of Designation provides, among other things, that the Series B Preferred Stock shall be convertible into shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) as further provided therein.

C. The Company is authorized to file the Certificate of Designation with the Secretary of State of Nevada, promptly after the execution of this Agreement. Such filing is referred to herein as the “Filing Event.” The Filing Event shall occur on the date hereof, promptly after the execution of this Agreement, and shall be deemed to have been completed upon the issuance of a filing receipt by the Nevada Secretary of State. The parties may extend the date of the Filing Event by mutual written consent.

D. Buyer wishes to purchase, and the Company wishes to sell at the Closing (as defined below), immediately after the Filing Event and upon the terms and conditions stated in this Agreement, at the price of $100,000,000, (i) one hundred thousand (100,000) shares of the Series B Preferred Stock (the “Preferred Stock Shares”) with each such Preferred Stock Share having a stated value of $1,000.00 per share and being convertible into 200,000,000 shares of Common Stock at a conversion price of $0.50 per share (the shares of Common Stock issuable pursuant to the terms of the Certificate of Designation, including, without limitation, upon conversion or otherwise, collectively, the “Conversion Shares”), in accordance with the terms of the Certificate of Designation and (ii) warrants to purchase up to 220,000,000 shares of Common Stock (as defined below) at an exercise price of $0.50 per share, substantially in the form attached hereto as Exhibit B (the “Warrants”) (the shares of Common Stock underlying the Warrants, collectively, the “Warrant Shares”).

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E. The Company will issue to Buyer the Preferred Stock Shares and the Warrants immediately after the Filing Event on the date hereof.

F. The Preferred Stock Shares, the Conversion Shares, the Warrants, and the Warrant Shares are collectively referred to herein as the “Securities.”

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Buyer hereby agree as follows:

1.	PURCHASE AND SALE OF SECURITIES.

(a) Purchase of Securities. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, and immediately after the Filing Event, the Company shall issue and sell to Buyer, and Buyer agrees to purchase from the Company, the Preferred Stock Shares and the Warrants as set forth herein (the “Closing”).

(b) Closing. The Closing of the purchase of the Preferred Stock Shares and Warrants by the Buyer shall take place on the date hereof, immediately after the Filing Event. The date of the Closing is referred to as the “Closing Date”.

(c) Purchase Price. The aggregate purchase price for the Preferred Stock Shares and Warrants to be purchased by Buyer (the “Purchase Price”) shall be One Hundred Million Dollars ($100,000,000). The Purchase Price shall be paid in the form of TRON tokens (the “Consideration Tokens”), based on the closing price of TRON tokens (“TRX Tokens”) as of one (1) calendar day prior to the Closing Date as shown on coinmarketcap.com.

(d) Closing Mechanics. On the date hereof, and immediately after the Filing Event, the Company shall deliver to the Buyer (i) the Preferred Stock Shares, duly authorized by the Company and registered in the name of Buyer or its designee(s) and (ii) the Warrants, duly authorized and executed by the Company and registered in the name of Buyer or its designee(s). On or before June 30, 2025 (the “Tokens Payment Deadline”), Buyer shall pay the Purchase Price to the Company for the Preferred Stock Shares and Warrants issued to Buyer, by transfer and delivery of the Consideration Tokens constituting the Purchase Price to the custodian wallet account (the “Tokens Account”) designated and controlled by the Board of Directors (as defined below) with the details and access to the Tokens Account to be provided by the Buyer to the Board of Directors on or before the Tokens Payment Deadline.

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2.	BUYER’S REPRESENTATIONS AND WARRANTIES.

The Buyer represents and warrants to the Company with respect to only itself that, as of the date hereof and as of the Closing Date:

(a) Organization; Authority. Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the Transactions (defined below) contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b) No Public Sale or Distribution. Buyer (i) is acquiring the Preferred Stock Shares and the Warrants, (ii) upon conversion of the Preferred Stock Shares will acquire the Conversion Shares issuable upon conversion thereof, and (iii) upon exercise of the Warrants will acquire the Warrant Shares issuable upon such exercise, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the 1933 Act; provided, however, by making the representations herein, Buyer does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement or an exemption from registration under the 1933 Act. Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities in violation of applicable securities laws. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity (as defined below) or any department or agency thereof.

(c) Accredited Investor Status. Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(d) Reliance on Exemptions. Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire the Securities.

(e) Information. Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by Buyer. Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by Buyer or its advisors, if any, or its representatives, shall modify, amend or affect Buyer’s right to rely on the Company’s representations and warranties contained herein. Buyer understands that its investment in the Securities involves a high degree of risk. Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

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(f) No Governmental Review. Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(g) Transfer or Resale. Buyer understands that: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Buyer shall have delivered to the Company (if requested by the Company) an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document (as defined in Section 3(b)), including, without limitation, this Section 2(g). The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by the Buyer.

(h) Validity; Enforcement. This Agreement and the Transaction Documents to which Buyer is a party has been duly and validly authorized, executed and delivered on behalf of Buyer and shall constitute the legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i) No Conflicts. The execution, delivery and performance by Buyer of this Agreement and each of the Transaction Documents to which Buyer is a party and the consummation by Buyer of the Transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of Buyer, or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Buyer is a party (after giving effect to any amendments, waivers or consents from Buyer (or its affiliates) provided on or prior to the Closing), or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Buyer.

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3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth in the disclosure schedule(s) delivered by the Company to the Buyer simultaneously with the execution of this Agreement (the “Disclosure Schedule(s)”), the Company represents and warrants to the Buyer that each of the representations and warranties set forth in this Section 3 is true and correct as of the date of this Agreement and as of the Closing Date, respectively (or, if such representations and warranties are made with respect to a certain date, as of such date). The Company’s representations and warranties shall remain true and correct during the period from the date of this Agreement to the Closing Date, during which if the Company finds any of the representations or warranties become untrue or incorrect, it shall inform the Buyer in writing promptly. The parties hereto agree that any reference to a particular schedule shall be deemed to be an exception to the representations and warranties of the relevant part(ies) that are contained in the corresponding section of this Agreement only; provided that where it is apparent on the face of a disclosure under a particular schedule that such disclosure is, or may be reasonably determined to be, relevant to the matters described under any other sections of this Agreement, such disclosure may also be deemed to be relevant to such other sections. For the avoidance of doubt, unless the context otherwise requires, the below representations and warranties relate to, where applicable, the Company on a consolidated basis with its Subsidiaries (as defined below) and also as to each Subsidiary individually for the past three (3) years, unless otherwise provided. References to schedules in this Section 3 shall, unless otherwise provided, be to the Disclosure Schedules:

(a) Organization and Qualification. Each of the Company and each of its Subsidiaries (as defined below) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted, including without limitation the adding and holding of TRX Tokens in its treasury. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any Subsidiary, individually or taken as a whole, (ii) the Transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents (as defined below). Other than the Persons set forth on Schedule 3(a), the Company has no Subsidiaries. “Subsidiaries” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.”

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(b) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the Transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Stock Shares and the reservation of Common Stock for issuance and issuance of the Conversion Shares issuable upon conversion of the Preferred Stock Shares, and the issuance of the Warrants and the reservation for issuance and issuance of the Warrant Shares issuable upon exercise of the Warrants) have been (and, in the case of the issuance of the Preferred Stock Shares will, immediately after the Filing Event, be), duly authorized by the Company’s board of directors (the “Board of Directors”) as constituted as of a time prior to the execution of this Agreement and prior to the Filing Event, and (other than the filing of (i) the Certificate of Designation with the Nevada Secretary of State, (ii) a Schedule 14C with the SEC in connection with the Stockholder Approval (as defined below), (iii) a Form D with the SEC, (iv) a listing application with the Trading Market and (v) any other filings as may be required by any state securities agencies) no further filing, consent or authorization is required by the Company, the Board of Directors or its stockholders or other governing body to consummate the Transactions (as defined below). This Agreement has been, and the other Transaction Documents (as defined below) to which it is a party will be, prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. Attached as Annex 1 is a true and complete copy of an executed consent of Company stockholders (the “Written Consent”) holding the requisite number of the Company’s voting shares that are needed to approve the following: (i) the approval of an increase in the authorized number of shares of Common Stock to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount; (ii) the approval of the Transactions as contemplated by the Transaction Documents (as defined below); (iii) the approval of the Transactions as a change of control and as an issuance greater than the Exchange Cap (as defined below) pursuant to Nasdaq Listing Rules 5635(b) and 5635(d) under the Nasdaq 20% rule for purposes of compliance with Nasdaq rules; and (iv) such other approvals as are necessary or desirable in connection with the Transactions (approval of all such proposals, the “Stockholder Approval”). “Exchange Cap” means the Trading Market’s limitation against Buyer’s acquisition of shares of Common Stock pursuant to the Transaction Agreements, to the extent that after giving effect thereto, the aggregate number of shares of Common Stock that would be issued pursuant to the Transaction Agreements and the Transactions contemplated thereby would exceed 19.99% of the number of shares of Common Stock issued and outstanding immediately prior to the execution of this Agreement, which number of shares would be reduced, on a share-for-share basis, by the number of shares of Common Stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by this Agreement under applicable rules of the Trading Market. Prior to the Closing, the Transaction Documents to which each Subsidiary is a party will be duly executed and delivered by each such Subsidiary, and shall constitute the legal, valid and binding obligations of each such Subsidiary, enforceable against each such Subsidiary in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Certificate of Designation, the Warrants, the Written Consent (as defined below) and the Irrevocable Transfer Agent Instructions (as defined below) and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the Transactions contemplated hereby and thereby, as may be amended from time to time. “Transactions” means the transactions contemplated by the Transaction Documents. The Company represents and warrants that no approval or authorization in connection with the Transactions is required by the boards of directors of its Subsidiaries.

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(c) Issuance of Securities. The issuance of the Preferred Stock Shares immediately after the Filing Event and the issuance of the Warrants have been duly authorized, and upon issuance thereof in accordance with the terms of the Transaction Documents shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. As of the Closing, the Company shall have reserved from its duly authorized capital stock not less than the Required Reserve Amount (as defined below). Upon issuance upon conversion in accordance with the Preferred Stock Shares and upon issuance upon exercise in accordance with the Warrants, the Conversion Shares and the Warrant Shares when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of the Buyer in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the Transactions contemplated hereby and thereby (including, without limitation, the filing of the Certificate of Designation, the issuance of the Preferred Stock Shares immediately after the Filing Event, the issuance of the Conversion Shares, the Warrants and the Warrant Shares, and the reservation for issuance of the Conversion Shares and the Warrant Shares) will not (i) result in a violation of the Articles of Incorporation (as defined below) (including, without limitation, any certificate of designation contained therein), Bylaws (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, (ii) violate, result in any triggering or acceleration of any rights of any holder of any capital stock, stock option, warrant or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Capital Market (the “Trading Market”) and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

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(e) Consents. The Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing of (i) the Certificate of Designation with the Nevada Secretary of State, (ii) a Schedule 14C with the SEC in connection with the Stockholder Approval, (iii) a Form D with the SEC, (iv) a listing application with the Trading Market and (v) any other filings as may be required by any state securities agencies), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. The Company is not aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Trading Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing, including, without limitation, the SEC.

(f) Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the Transactions contemplated hereby and thereby and that the Buyer is not (i) an officer or director of the Company or any of its Subsidiaries, (ii) an “affiliate” (as defined in Rule 144) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)). The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the Transactions contemplated hereby and thereby, and any advice given by the Buyer or any of its representatives or agents in connection with the Transaction Documents and the Transactions contemplated hereby and thereby is merely incidental to Buyer’s purchase of the Securities. The Company further represents to the Buyer that the Company’s and each Subsidiary’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company, each Subsidiary and their respective representatives.

(g) No General Solicitation. Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by the Buyer or its investment advisor) relating to or arising out of the Transactions contemplated hereby.

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(h) No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company for purposes of the 1933 Act or under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market or any other exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(i) Dilutive Effect. The Company understands and acknowledges that the number of its Common Stock will increase in certain circumstances. The Company further acknowledges that its obligation to issue the Conversion Shares and the Warrant Shares pursuant to the terms of the Certificate of Designation and the Warrants are, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(j) Application of Takeover Protections; Rights Agreement. The Company and the Board of Directors, have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under the Articles of Incorporation, Bylaws, other organizational documents, any agreements to which the Company is bounded, or the laws of the jurisdiction of their incorporation or otherwise which is or could become applicable to the Buyer as a result of the Transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Buyer’s ownership of the Securities. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of their Common Stock or a change in control of the Company.

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(k) SEC Documents; Financial Statements. The Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to the Buyer or its representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. For the SEC Documents available on EDGAR system which the Company provides to the Buyer or its representatives, the Company confirmed such copies are true and correct. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents (the “Financial Statements”) complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such Financial Statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or presented in summary) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments, which will not be material, either individually or in the aggregate). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by the Company in the Financial Statements or otherwise. No other information provided by or on behalf of the Company to the Buyer which is not included in the SEC Documents (including, without limitation, information provided for the Buyer’s due diligence purposes, and information referred to in Section 2(e) of this Agreement or in the Disclosure Schedules) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the Financial Statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents, nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financial Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

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(l) Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the Transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3(l), “Insolvent” means, (i) with respect to the Company and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness (as defined below), (B) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (ii) with respect to the Company and each Subsidiary, individually, (A) the present fair saleable value of the Company’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness (as defined below), (B) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature. Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and is not about to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(m) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to occur or exist with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced, (ii) could have a material adverse effect on any Buyer’s investment hereunder or (iii) could have a Material Adverse Effect.

(n) Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Articles of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation, memorandum of association, articles of association, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Trading Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Trading Market in the foreseeable future. During the one year prior to the date hereof, (i) the Common Stock has been listed or designated for quotation on the Trading Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Trading Market and (iii) except as provided in Schedule 3(n), the Company has received no communication, written or oral, from the SEC or the Trading Market regarding the suspension or delisting of the Common Stock from the Trading Market. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the necessity or revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted.

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(o) Foreign Corrupt Practices. Neither the Company, the Company’s Subsidiary or any director, officer, agent, employee, nor any other person acting for or on behalf of the foregoing (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act (the “FCPA”) or any other applicable anti-bribery or anti-corruption laws, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:

(i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or

(ii) assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.

(p) Sarbanes-Oxley Act. The Company and each Subsidiary is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder.

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(q) Transactions With Affiliates. No current or former employee, partner, director, officer or stockholder (direct or indirect) of the Company or its Subsidiaries, or any associate, or, to the knowledge of the Company, any affiliate of any thereof, or any relative with a relationship no more remote than first cousin of any of the foregoing, is presently, or has ever been, (i) a party to any transaction with the Company or its Subsidiaries (including but not limited to any contract, agreement or other arrangement providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring payments to, any such director, officer or stockholder or such associate or affiliate or relative Subsidiaries (other than for ordinary course services as employees, officers or directors of the Company or any of its Subsidiaries)) or (ii) the direct or indirect owner of an interest in any corporation, firm, association or business organization which is a competitor, supplier or customer of the Company or its Subsidiaries (except for a passive investment (direct or indirect) in less than 1% of the common stock of a company whose securities are traded on or quoted through an Eligible Market, nor does any such Person receive income from any source other than the Company or its Subsidiaries which relates to the business of the Company or its Subsidiaries or should properly accrue to the Company or its Subsidiaries. “Eligible Market” means The New York Stock Exchange, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market. No employee, officer, stockholder or director of the Company or any of its Subsidiaries or member of his or her immediate family is indebted to the Company or its Subsidiaries, as the case may be, nor is the Company or any of its Subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii) for other standard employee benefits made generally available to all employees or executives (including stock option agreements outstanding under any stock option plan approved by the Board of Directors).

(r) Equity Capitalization.

(i) Authorized and Outstanding Capital Stock. As of the date hereof and as set forth on Schedule 3(r)(i), the authorized capital stock of the Company consists of (A) 100,000,000 shares of Common Stock, of which, 17,833,610 shares are issued and outstanding and 21,635,356 shares are reserved for issuance pursuant to Common Stock Equivalents (as defined below) (other than the Preferred Stock Shares and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock and (B) 10,000,000 shares of Preferred Stock, 5,000 of which are Series A Preferred Stock, all of which shares of Series A Preferred Stock are issued and outstanding. No shares of Common Stock are held in the treasury of the Company. “Common Stock Equivalents” means any capital stock or other security of the Company or any of its Subsidiaries that is at any time and under any circumstances directly or indirectly convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any capital stock or other security of the Company (including, without limitation, Common Stock) or any of its Subsidiaries. Schedule 3(r)(ii) sets forth (x) an actual capitalization table as of the date of this Agreement and (y) a pro forma capitalization table immediately after the Closing of this Transaction, on fully diluted basis, assuming that the full conversion and exercise of the Common Stock Equivalents, including the Securities.

(ii) Valid Issuance; Available Shares; Affiliates. All of the Company’s currently outstanding Common Stock, Preferred Stock and Common Stock Equivalents are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Schedule 3(r)(ii)(1) sets forth the number of shares of Common Stock that are (A) reserved for issuance pursuant to Common Stock Equivalents (other than the Preferred Stock Shares and Warrants) and (B) that are, as of the date hereof, owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 5% of the Company’s issued and outstanding Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company or any of its Subsidiaries. In addition, Schedule 3(r)(ii)(2) sets forth the name and ownership of every record holder and beneficial owner of Common Stock, Preferred Stock and Common Stock Equivalents. To the Company’s knowledge, except as otherwise disclosed on Schedule 3(r)(ii)(3), no Person owns 5% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Common Stock Equivalents, whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding that such identified Person is a 5% stockholder for purposes of federal securities laws).

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(iii) Existing Securities; Obligations. Except as disclosed by the Company in Schedule 3(r)(iii) of this SPA which is consistent with the SEC Documents: (A) none of the Company’s or any Subsidiary’s assets, shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding convertible preferred shares, options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (F) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

(iv) Organizational Documents. The Company has furnished to the Buyer true, correct and complete copies of the Company’s Articles of Incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all Common Stock Equivalents and the material rights of the holders thereof in respect thereto.

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(s) Indebtedness and Other Contracts. Neither the Company nor any of its Subsidiaries, except as disclosed on Schedule 3(s), (i) has any outstanding debt securities, notes, credit agreements, credit facilities, contingent liabilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) has any financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (iv) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, or (v) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents. No third party currently holds a valid security interest on any of the Company’s assets. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication. (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(t) Litigation. There is no action, suit, arbitration, proceeding, inquiry or investigation before or by the Trading Market, any court, public board, other Governmental Entity, self-regulatory organization or body or arbitration panel which is existing or pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, except as set forth in Schedule 3(t). No director, officer or employee of the Company or any of its subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1933 Act or the 1934 Act. After reasonable inquiry of its employees, the Company is not aware of any fact which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Neither the Company nor any of its Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity. Schedule 3(t) lists all the litigation matters of the Company from the date of the Company’s formation and of its Subsidiaries in the past 5 years, as well as any earlier judgement of litigations in which the Company or any of its Subsidiaries involved and are still in effect.

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(u) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. A list of such policies is set forth on Schedule 3(u). Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(v) Employee Relations. Schedule 3(v) sets forth a full list of all employees and consultants of the Company and its Subsidiaries as of the date hereof. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. No current (or former) executive officer or other key employee of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

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(w) Title.

(i) Real Property. Each of the Company and its Subsidiaries holds good title to all real property, leases in real property, facilities or other interests in real property owned or leased by the Company or any of its Subsidiaries (the “Real Property”) owned by the Company or any of its Subsidiaries (as applicable) The Real Property is free and clear of all Liens and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (a) Liens for current taxes not yet due and (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto. Any Real Property held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of its Subsidiaries. Schedule 3(w)(i) sets forth (a) a list of all Real Property owned by the Company or its Subsidiaries; and (b) a list of all Real Property leases to which the Company is a party, along with basic information on each such lease (dates, location, landlord/tenant, rent, termination provisions, etc.).

(ii) Fixtures and Equipment. Each of the Company and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company or its Subsidiary in connection with the conduct of its business (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the normal conduct of the Company’s and/or its Subsidiaries’ businesses (as applicable) in the manner as conducted prior to the Closing. Each of the Company and its Subsidiaries owns all of its Fixtures and Equipment free and clear of all Liens except for (a) liens for current taxes not yet due and (b) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto.

(x) Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and presently proposed to be conducted. Each of the patents owned by the Company or any of its Subsidiaries is listed on Schedule 3(x)(i). Except as set forth in Schedule 3(x)(ii), none of the Company’s Intellectual Property Rights have expired or terminated or have been abandoned or are expected to expire or terminate or are expected to be abandoned, within three years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights. Neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

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(y) Environmental Laws. (i) The Company and its Subsidiaries (A) are in compliance with any and all Environmental Laws (as defined below), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (A), (B) and (C), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii) No Hazardous Materials:

(1) have been disposed of or otherwise released from any Real Property of the Company or any of its Subsidiaries in violation of any Environmental Laws; or

(2) are present on, over, beneath, in or upon any Real Property or any portion thereof in quantities that would constitute a violation of any Environmental Laws. No prior use by the Company or any of its Subsidiaries of any Real Property has occurred that violates any Environmental Laws, which violation would have a material adverse effect on the business of the Company or any of its Subsidiaries.

(iii) Neither the Company nor any of its Subsidiaries knows of any other person who or entity which has stored, treated, recycled, disposed of or otherwise located on any Real Property any Hazardous Materials, including, without limitation, such substances as asbestos and polychlorinated biphenyls.

(iv) None of the Real Properties are on any federal or state “Superfund” list or Liability Information System (“CERCLIS”) list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related Liens.

(z) Subsidiary Rights. The Company has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

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(aa) Tax Status. The Company and each of its Subsidiaries (i) has timely made or filed all non-U.S., federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and all such tax returns, reports and declarations were true, correct and complete in all respects, (ii) has timely paid all taxes and other governmental assessments and charges (whether or not shown on any tax return, report or declaration), (iii) has withheld and paid any taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, customer, shareholder, or other party, and complied with all information reporting and backup withholding provisions of applicable law, (iv) has not been given or requested any extensions or waivers of statutes of limitations with respect to any taxes, (v) has fully paid any deficiencies asserted, or assessments made, against the Company and each Subsidiary as a result of any examinations by any taxing authority, (vi) is not a party to any action by any taxing authority and there are no pending or threatened actions by any taxing authority, (vii) has delivered to Buyer copies of all federal, state, local, and foreign income, franchise, and similar tax returns, examination reports, and statements of deficiencies assessed against, or agreed to by, the Company and each Subsidiary for all tax periods ending after December 31, 2021, (viii) has not been a member of an affiliated, combined, consolidated, or unitary tax group for tax purposes, (except for a group the common parent of which is the Company), and (ix) has no liability for taxes of any person (other than the Company and each of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any corresponding provision of state, local, or non-U.S. law), as transferee or successor, by contract or otherwise. There are no unpaid taxes in any amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim.

(bb) Internal Accounting and Disclosure Controls. The Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant, Governmental Entity or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.

(cc) Off Balance Sheet Arrangements. The Company and its Subsidiaries have no liabilities which are not recorded on their Balance Sheet. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed.

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(dd) Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(ee) Acknowledgement Regarding Buyer’s Trading Activity. It is understood and acknowledged by the Company that (i) following the public disclosure of the Transactions contemplated by this Agreement and other Transaction Documents, in accordance with the terms hereof and thereof, the Buyer has not been asked by the Company or any of its Subsidiaries to agree, nor has the Buyer agreed with the Company or any of its Subsidiaries, to desist from effecting any transactions in or with respect to (including, without limitation, purchasing or selling, long and/or short) any securities of the Company, or “derivative” securities based on securities issued by the Company or to hold any of the Securities for any specified term; (ii) the Buyer, and counterparties in “derivative” transactions to which Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock which was established prior to Buyer’s knowledge of the Transactions contemplated by the Transaction Documents; (iii) the Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction; and (iv) the Buyer may rely on the Company’s obligation to timely deliver shares of Common Stock upon conversion or exchange, as applicable, of the Securities as and when required pursuant to the Transaction Documents for purposes of effecting trading in the Common Stock of the Company. The Company further understands and acknowledges that following the public disclosure of the Transactions contemplated by the Transaction Documents pursuant to the 8-K Filing (as defined below) the Buyer may engage in hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock) at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value and/or number of the Conversion Shares deliverable with respect to the Securities are being determined and such hedging and/or trading activities (including, without limitation, the location and/or reservation of borrowable shares of Common Stock), if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement or any other Transaction Document or any of the documents executed in connection herewith or therewith.

(ff) Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities (other than its placement agent and financial advisor, (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries or (iv) paid or agreed to pay any Person for research services with respect to any securities of the Company or any of its Subsidiaries.

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(gg) U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is, or has ever been, and so long as any of the Securities are held by the Buyer, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Code, and the Company and each Subsidiary shall so certify upon the Buyer’s request.

(hh) Registration Eligibility. The Company is eligible to use Form S-3 promulgated under the 1933 Act for the registration of the Securities.

(ii) Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to the Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(jj) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(kk) Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

(ll) Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the best of the Company’s knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or any other business entity or enterprise with which the Company or any Subsidiary is or has been affiliated or associated, has, directly or indirectly, made, receive or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

(mm) Money Laundering. The Company and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

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(nn) Management. Except as set forth in Schedule 3(nn) hereto, during the past five year period, no current or former officer or director or, to the knowledge of the Company, no current ten percent (10%) or greater stockholder of the Company or any of its Subsidiaries has been the subject of:

(i) a petition under bankruptcy laws or any other insolvency or moratorium law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

(ii) a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(iii) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(1) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(2) Engaging in any particular type of business practice; or

(3) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(iv) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(v) a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(vi) a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

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(oo) Stock Option Plans. Each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects. No options, including those pursuant to previous equity incentive plans, will be granted starting from the date of this Agreement, without the Buyer’s written consent.

(pp) No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed or engaged by the Company with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents. In addition, on or prior to the date hereof, the Company had discussions with its accountants about its financial statements previously filed with the SEC. Based on those discussions, the Company has no reason to believe that it will need to restate any such financial statements or any part thereof.

(qq) No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the 1933 Act (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of both voting power and fully diluted basis, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyer a copy of any disclosures provided thereunder.

(rr) Other Covered Persons. The Company is not aware of any Person (other than its placement agent and financial advisor) that has been or will be paid (directly or indirectly) remuneration for solicitation of the Buyer or potential purchasers in connection with the sale of any Regulation D Securities.

(ss) No Additional Agreements. The Company does not have any agreement or understanding with the Buyer with respect to the Transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

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(tt) Public Utility Holding Act. None of the Company nor any of its Subsidiaries is a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

(uu) Federal Power Act. None of the Company nor any of its Subsidiaries is subject to regulation as a “public utility” under the Federal Power Act, as amended.

(vv) Cybersecurity. The Company and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants that would reasonably be expected to have a Material Adverse Effect on the Company’s business. The Company and its Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including “Personal Data,” used in connection with their businesses. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679); (iv) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); and (v) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. There have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person or such, nor any incidents under internal review or investigations relating to the same except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company and its Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification except in each case, where such would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

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(ww) Compliance with Data Privacy Laws. The Company and its Subsidiaries are, and at all prior times were, in compliance with all applicable state and federal data privacy and security laws and regulations, including without limitation HIPAA, and the Company and its Subsidiaries have taken commercially reasonable actions to prepare to comply with, and currently are in compliance with, the GDPR (EU 2016/679) (collectively, the “Privacy Laws”). To ensure compliance with the Privacy Laws, the Company and its Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”). The Company and its Subsidiaries have at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have, to the knowledge of the Company, been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. The Company further certifies that neither it nor any Subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

(xx) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Buyer or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the Transactions contemplated by this Agreement and the other Transaction Documents, and documents provided to the Buyer for the purpose of due diligence in concern with the Transaction. The Company understands and confirms that the Buyer will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyer regarding the Company and its Subsidiaries, their businesses and the Transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to the Buyer pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or any of its Subsidiaries during the twenty-four (24) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. All financial projections and forecasts that have been prepared by or on behalf of the Company or any of its Subsidiaries and made available to the Buyer or its agents or counsel have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to the Buyer, the Company’s reasonable estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results). The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the Transactions contemplated hereby other than those specifically set forth in Section 2.

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4.	COVENANTS.

(a) Best Efforts. The Company shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it and/or its Subsidiaries as provided in Section 7(b)of this Agreement.

(b) Form D and Blue Sky. The Company shall file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Buyer at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyer.

(c) Reporting Status. Until the date on which the Buyer shall have sold all of the Registrable Securities (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(d) Business Plan. Following the Closing of the Transaction, the Company intends to focus its treasury holdings primarily in TRX Tokens, which is the governance token of TRON blockchain. The Company intends to allocate substantially all the proceeds from this Transaction, as well as future capital market activities, to the holding of TRX Tokens.

(e) Financial Information. The Company agrees to send the following to Buyer during the Reporting Period: (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) unless the following are filed with the SEC through EDGAR, on the same day as the release thereof, e-mail copies of all press releases issued by the Company or any of its Subsidiaries and (iii) unless the following are filed with the SEC through EDGAR, copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders. As used herein “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

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(f) Listing. The Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Conversion Shares and Warrant Shares upon each of the applicable national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all Registrable Securities from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system. The Company shall maintain the Common Stock’s listing or authorization for quotation (as the case may be) on the Trading Market. Neither the Company, its Subsidiaries nor any of their officers or directors shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on the Trading Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

(g) Board of Directors.

On the Closing Date (following the authorization by the Board of Directors of the Transaction Documents and following the Filing Event), the number of directors constituting the Board of Directors shall be fixed at five (5) members. As requested by the Buyer, the Company shall nominate three (3) candidates, as designated by the Buyer, to replace three (3) members of the current Board of Directors who shall resign immediately before the appointment of new directors.1 Buyer’s Board of Directors designees shall resign on any Triggering Redemption Payment Date (as defined in the Certificate of Designation).

(h) Chief Executive Officer and Chief Financial Officer. Following the Closing, the Buyer shall have the right to nominate and appoint new Chief Executive Officer and Chief Financial Officer, under which circumstances the Company shall take all necessary corporate action to cause the resignation and removal of the individuals serving as Chief Executive Officer and Chief Financial Officer of the Company.

(i) Fees. The Company shall be responsible for the payment of any applicable placement agent’s fees, financial advisory fees, transfer agent fees, DTC (as defined below) fees, or broker’s commissions (zero for this Transaction) relating to or arising out of the Transactions contemplated hereby. The Company shall pay, and hold the Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyer.

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(j) Disclosure of Transactions and Other Material Information.

(i) Disclosure of Transaction.

(1) Press Release. The Company shall, on or before 9:30 a.m., New York time on the date hereof, issue a press release (the “Press Release”) approved by the Buyer in writing disclosing all the material terms of the Transactions contemplated by the Transaction Documents.

(2) Form 8-K. After the Filing Event and between 4:01p.m. and 5:29p.m., New York time, on the Closing Date, the Company shall file a Current Report on Form 8-K describing all the material terms of the Transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement), the Certificate of Designation and the form of Warrants, the “8-K Filing”). The parties shall use best efforts to disseminate the Press Release and file the 8-K Filing on the date of this Agreement. From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided to the Buyer by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the Transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Buyer or any of their affiliates, on the other hand, shall terminate, to the extent required by law.

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(ii) Limitations on Disclosure. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide the Buyer with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of Buyer (which may be granted or withheld in Buyer’s sole discretion). In the event of a breach of any of the foregoing covenants, including, without limitation, Section 4(k)(i)(1) of this Agreement, or any of the covenants or agreements contained in any other Transaction Document, by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents (as determined in the reasonable good faith judgment of Buyer), in addition to any other remedy provided herein or in the Transaction Documents, Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such breach or such material, non-public information, as applicable, without the prior approval by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees or agents. The Buyer shall not have any liability to the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees, affiliates, stockholders or agents, for any such disclosure. To the extent that the Company delivers any material, non-public information to the Buyer without Buyer’s consent, the Company hereby covenants and agrees that Buyer shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information. Subject to the foregoing, neither the Company and its Subsidiaries shall issue any press releases or any other public statements with respect to the Transactions contemplated hereby; provided, however, the Company shall be entitled to make the Press Releases and any press release or other public disclosure with respect to such Transactions as is required by applicable law and regulations after consulting the Buyer in connection with any such press release or other public disclosure prior to its release. Without the prior written consent of the Buyer (which may be granted or withheld in Buyer’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of Buyer in any filing, announcement, release or otherwise. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that the Buyer shall not have (unless expressly agreed to by the Buyer after the date hereof in a written definitive and binding agreement executed by the Company and Buyer), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the Company or any of its Subsidiaries.

(k) Additional Issuance of Securities. So long as the Buyer beneficially owns any Securities, the Company will not, without the prior written consent of the Buyer, issue any securities or promissory notes (other than to the Buyer as contemplated hereby) to any Person, and the Company shall not issue any other securities that would cause a breach or default under this clause. However, the Company shall, at the direction of the Buyer, file a shelf registration statement for a potential at-the-market (ATM) offering, issuance and sale, of securities or convertible notes, and to file such registration statement, prospectus and/or prospectus supplements with the SEC that are necessary or desirable in connection therewith.

(l) Reservation of Shares From the effective date of the Stockholder Approval and for as long thereafter as any of the Preferred Stock Shares remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 125% of the sum of (i) the maximum number of Conversion Shares issuable upon conversion of the Preferred Stock Shares then outstanding and (ii) the maximum number of Warrant Shares issuable upon exercise of the Warrants then outstanding (assuming for purposes hereof that (x) the Preferred Stock Shares are convertible at the Conversion Price as of such applicable date of determination and (y) the Warrants are exercisable at the Exercise Price as of such applicable date of determination) (collectively, the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 4(m) be reduced other than proportionally in connection with any conversion and/or redemption, as applicable, of the Preferred Stock. If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount.

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(m) Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity.

(n) Negative Covenants. From the date hereof through the Closing Date, the Company shall, and shall cause its Subsidiaries to, conduct their respective business only in the ordinary course (including the payment of accounts payable and the collection of accounts receivable) consistent with past practices, and use their respective commercially reasonable efforts to preserve intact their business relationships with employees, clients, suppliers and other third parties. Without limiting the generality of the foregoing, from the date hereof until and including the Closing Date, to the extent permissible by applicable laws, without the prior written consent of the Buyer, the Company agrees, on its behalf and on behalf of its Subsidiaries, that it shall not:

(i) amend, modify or supplement its Organizational Documents other than in connection with the Stockholder Approval or otherwise pursuant to this Agreement;

(ii) authorize, issue, redeem or repurchase any capital stock, Common Stock Equivalent or any other security exchangeable for or convertible into any share or any shares of its capital stock, including any equity incentive grants to employees or consultants

(iii) enter into any new employment or consulting agreement with any Person, or modify any such existing agreement except as otherwise provided in this Agreement, or increase the compensation of any existing employee or consultant;

(iv) hire any new employees/consultants or terminate any existing employees/consultant;

(v) acquire any assets outside the ordinary course of business, or acquire the equity of any Person;

(vi) make any capital expenditures (individually or in the aggregate), except for in ordinary course of business consistent with past practice;

(vii) sell, lease, license or otherwise dispose of any of its assets or assets covered by any Contract except (i) pursuant to existing contracts or commitments disclosed herein and (ii) sales of inventory in the ordinary course consistent with past practice;

(viii) pay, declare or promise to pay any dividends or other distributions with respect to its capital stock or share capital, or pay, declare or promise to pay any other payments;

(ix) enter into any legally binding commitment outside the ordinary course of business or incur any Indebtedness; or

(x) undertake any legally binding obligation to do any of the foregoing.

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(o) Passive Foreign Investment Company. The Company shall conduct its business, and shall cause its Subsidiaries to conduct their respective businesses, in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the Code.

(p) Restriction on Redemption and Cash Dividends. So long as any Preferred Stock Shares are outstanding, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, any securities of the Company without the prior express written consent of the Buyer.

(q) Corporate Existence. So long as the Buyer beneficially owns any Preferred Stock Shares, the Company shall not be party to any Fundamental Transaction (as defined in the Warrants) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants.

(r) Conversion Procedures. Section 6(a) of Certificate of Designation sets forth the totality of the procedures required of the Buyer in order to convert the Preferred Stock Shares. Except as provided in Section 5(d), no additional legal opinion, other information or instructions shall be required of the Buyer to convert their Preferred Stock Shares. The Company shall honor conversions of the Preferred Stock Shares and shall deliver the Conversion Shares in accordance with the terms, conditions and time periods set forth in the Certificate of Designation.

(s) Regulation M. The Company will not take any action prohibited by Regulation M under the 1934 Act, in connection with the distribution of the Securities contemplated hereby.

(t) General Solicitation. None of the Company, any of its affiliates (as defined in Rule 501(b) under the 1933 Act) or any person acting on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D, including but not limited to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(u) Integration. None of the Company, any of its affiliates (as defined in Rule 501(b) under the 1933 Act), or any person acting on behalf of the Company or such affiliate will sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the 1933 Act) which will be integrated with the sale of the Securities in a manner which would require the registration of the Securities under the 1933 Act or require stockholder approval under the rules and regulations of the Trading Market and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the 1933 Act or the rules and regulations of the Trading Market, with the issuance of Securities contemplated hereby.

(v) Notice of Disqualification Events. The Company will notify the Buyer in writing immediately, prior to the Closing Date, if it becomes aware of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

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(y) Closing Documents. On the Closing Date, the Company shall deliver, or cause to be delivered, to the Buyer and Loeb & Loeb LLP a complete closing set of the executed Transaction Documents, Securities and any other document required to be delivered to any party pursuant to Section 7 hereof or otherwise.

5.	REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a) Register. The Company’s transfer agent or the Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Preferred Stock Shares in which the Company’s transfer agent or the Company, as the case may be, shall record the name and address of the Person in whose name the Preferred Stock Shares have been issued (including the name and address of each transferee) and the number of Conversion Shares issuable to such Person. The Company’s transfer agent or the Company, as the case may be, shall keep the register open and available at all times during business hours for inspection of the Buyer or its legal representatives.

(b) Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent (as applicable, the “Transfer Agent”) in the form attached hereto as Exhibit C (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of the Buyer or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by the Buyer to the Company upon conversion of the Preferred Stock Shares and/or upon any exercise under the Warrants. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(g) hereof, will be given by the Company to its transfer agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Transaction Documents. If the Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(g), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Conversion Shares and/or Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144, the transfer agent shall issue such shares to Buyer, assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 5(d) below. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that the Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. Any fees (with respect to the transfer agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the Securities shall be borne by the Company.

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(c) Legends. The Buyer understands that the Securities have been issued (or will be issued in the case of the Conversion Shares and the Warrant Shares) pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(d) Removal of Legends. Certificates evidencing Securities shall not be required to contain the legend set forth in Section 5(c) above or any other legend (i) while a registration statement (including a Registration Statement) covering the resale of such Securities is effective under the 1933 Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that the Buyer provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of Buyer’s counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that Buyer provides the Company with an opinion of Buyer’s counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC). If a legend is not required pursuant to the foregoing, the Company shall no later than two (2) Trading Days (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the date Buyer delivers such legended certificate representing such Securities to the Company) following the delivery by the Buyer to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from Buyer as may be required above in this Section 5(d), as directed by Buyer, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program (“FAST”) and such Securities are Conversion Shares, credit the aggregate number of shares of Common Stock to which Buyer shall be entitled to Buyer’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in FAST, issue and deliver (via reputable overnight courier) to Buyer, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of Buyer or its designee (the date by which such credit is so required to be made to the balance account of Buyer’s or Buyer’s designee with DTC or such certificate is required to be delivered to Buyer pursuant to the foregoing is referred to herein as the “Required Delivery Date”, and the date such shares of Common Stock are actually delivered without restrictive legend to Buyer or Buyer’s designee with DTC, as applicable, the “Share Delivery Date”). The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Securities or the removal of any legends with respect to any Securities in accordance herewith.

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(e) FAST Compliance. While any Preferred Stock Shares remain outstanding, the Company shall maintain a transfer agent that participates in FAST.

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Preferred Stock Shares and the Warrants to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, which the Company hereby certifies have all been satisfied or waived as of the signing of this Agreement:

(i) Buyer shall have executed this Agreement and each of the other Transaction Documents to which it is a party and delivered the same to the Company.

(ii) The representations and warranties of Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer at or prior to the Closing Date.

7.	CONDITIONS TO BUYER’S OBLIGATION TO PURCHASE.

(a) The obligation of the Buyer hereunder to purchase the Preferred Stock Shares and the Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, which the Buyer hereby certifies have all been satisfied or waived as of the signing of this Agreement:

(i) The Company shall have duly executed and delivered to Buyer this Agreement and each of the Transaction Documents to which it is a party.

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(ii) The Company shall have delivered to Buyer a form of the Irrevocable Transfer Agent Instructions, in the form acceptable to Buyer, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent and shall remain in full force and effect until all Conversion Shares and Warrant Shares have been issued.

(iii) The Company shall have delivered to Buyer a certificate evidencing the formation and good standing of the Company in its jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Closing Date.

(iv) The Company shall have delivered to Buyer executed copies of amendments to the existing employment agreements between it and its employees and consultant, including the four senior executives, providing for the revisions set forth in Annex 2 hereto.

(v) The Company shall have delivered to Buyer a certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company conducts business and is required to so qualify, as of a date within ten (10) days of the Closing Date.

(vi) The Company shall have delivered to Buyer a certified copy of the Certificate of Incorporation, as certified by the Nevada Secretary of State within ten (10) days of the Closing Date.

(vii) The Company shall have delivered to Buyer a certificate, in the form acceptable to Buyer, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s board of directors in a form reasonably acceptable to Buyer, (ii) the Certificate of Incorporation of the Company and (iii) the Bylaws of the Company, each as in effect at the Closing.

(viii) Each and every representation and warranty of the Company shall be true and correct as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Buyer shall have received a certificate, duly executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by Buyer in the form acceptable to Buyer.

(ix) The Company shall have delivered to Buyer a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding on the Closing Date immediately prior to the Closing.

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(x) The Buyer shall have received a waiver in form and substance satisfactory to the Buyer from (i) the investor(s) in the Company’s private placement of May 21, 2025 (the “052125 Placement”) and the Company’s placement agent with respect to such Persons’ rights of first refusal and rights relating to any “Fundamental Transaction” as defined in their respective currently effective warrant agreements, (ii) the investor in the Company’s private placement of December 5, 2024 with respect to such Person’s rights relating to any “Fundamental Transaction” as defined in its currently effective warrant agreements, (iii) the placement agent’s right of first refusal and tail in Section 14 of the placement agency agreement between it and the Company in connection with the 052125 Placement, and (iv) any relevant parties to other currently effective agreements having provisions that are triggered by the Transactions, if any. Such waivers shall be in the form attached hereto as Annex 3.

(xi) The Common Stock (A) shall be designated for quotation or listed (as applicable) on the Trading Market and (B) shall not have been suspended, as of the Closing Date, by the SEC or the Trading Market from trading on the Trading Market nor shall suspension by the SEC or the Trading Market have been threatened, as of the Closing Date, either (i) in writing by the SEC or the Trading Market or (ii) by falling below the minimum maintenance requirements of the Trading Market.

(xii) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Trading Market.

(xiii) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the Transactions contemplated by the Transaction Documents.

(xiv) Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

(xv) The Company and its Subsidiaries shall have delivered to Buyer such other documents, instruments or certificates relating to the Transactions contemplated by this Agreement as Buyer or its counsel may reasonably request.

(b) The obligation of the Buyer hereunder to purchase the Preferred Stock Shares and the Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of the following condition:

(i)	The Filing Event shall have occurred, and the Company shall have provided to the Buyer a certified copy of the Certificate of Designation as filed with the Secretary of State of Nevada.

(ii)	The Company shall have delivered to Buyer the Preferred Stock Shares; and

(iii)	The Company shall have executed and delivered to Buyer the Warrants.

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8.	MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any provision of law or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any Transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to Buyer or to enforce a judgment or other court ruling in favor of Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

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(d) Expenses. Each party shall be responsible for its own out of pocket expenses incurred in connection with the preparation, negotiation and execution of this Agreement and all other Transaction Documents (which include, without limitation, the fees of counsel, auditors and other third-party professionals).

(e) Severability; Maximum Payment Amounts. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company and/or any of its Subsidiaries (as the case may be), or payable to or received by any of Buyer, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to the Buyer, or collection by the Buyer pursuant the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of Buyer, the Company and its Subsidiaries and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of Buyer, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to Buyer under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by Buyer under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

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(f) Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyer, the Company, its Subsidiaries, their affiliates and Persons acting on their behalf, including, without limitation, any transactions by the Buyer with respect to Common Stock or the Securities, and the other matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements the Buyer has entered into with, or any instruments the Buyer has received from, the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by Buyer in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to the Buyer or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and any Buyer, or any instruments the Buyer received from the Company and/or any of its Subsidiaries prior to the date hereof, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyer, and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 8(f) shall be binding on the Buyer and holders of Securities, as applicable; provided that no such amendment shall be effective to the extent that it (A) applies to less than all of the holders of the Securities then outstanding or (B) imposes any obligation or liability on the Buyer without Buyer’s prior written consent (which may be granted or withheld in Buyer’s sole discretion); and provided further that the provisions of Sections 4(v) and 4(w) above cannot be amended or waived without the additional prior written approval of the Buyer or its successor. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Buyer may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 8(f) shall be binding on all Buyer and holders of Securities, as applicable, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on the Buyer without Buyer’s prior written consent (which may be granted or withheld in Buyer’s sole discretion). No consideration (other than reimbursement of legal fees) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents and all holders of the Preferred Stock Shares. The Company has not, directly or indirectly, made any agreements with the Buyer relating to the terms or conditions of the Transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, Buyer has not made any commitment or promise or has any other obligation to provide any financing to the Company, any Subsidiary or otherwise. As a material inducement for the Buyer to enter into this Agreement, the Company expressly acknowledges and agrees that (x) no due diligence or other investigation or inquiry conducted by the Buyer, any of its advisors or any of its representatives shall affect Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document and (y) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Documents,” nothing contained in any of the SEC Documents shall affect Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document.

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(g) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The mailing addresses and e-mail addresses for such communications shall be:

If to the Company:

SRM Entertainment, Inc.

941 W. Morse Blvd, Suite 100

Winter Park, Florida 32789

Telephone: [***]

Attention: Richard Miller, Chief Executive Officer

E-Mail: [***]

With a copy (for informational purposes only) to:

Lucosky Brookman, LLP

101 Wood Avenue South

Fifth Floor

Wood Bridge, NJ 08830

Telephone: [***]

Attention: Joseph Lucosky

E-Mail: [***]

If to the Buyer, to its mailing address and e-mail address set forth on the Schedule of Buyer, with copies to Buyer’s representatives as set forth on the Schedule of Buyer,

with a copy (for informational purposes only) to:

Loeb & Loeb LLP

345 Park Avenue

New York, NY 10154

Telephone: [***]

Attention: Ted Paraskevas

E-mail: [***]

or to such other mailing address and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change, provided that Loeb & Loeb LLP shall only be provided copies of notices sent to Buyer. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s e-mail containing the time, date and recipient’s e-mail or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by e-mail or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

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(h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Preferred Stock Shares. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer, including, without limitation, by way of a Fundamental Transaction (as defined in the Preferred Stock Shares and the Warrants) (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants). A Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

(i) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees (as defined below) referred to in Section 8(l).

(j) Survival. The representations, warranties, agreements and covenants shall survive the Closing. The Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the Transactions contemplated hereby.

(l) Indemnification.

In consideration of the Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the Transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company or any Subsidiary in this Agreement or any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in this Agreement or any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the this Agreement or any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (C) any disclosure properly made by Buyer pursuant to Section 4(k), or (D) the status of Buyer or holder of the Securities either as an investor in the Company pursuant to the Transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

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(m) Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Common Stock after the date of this Agreement. Notwithstanding anything in this Agreement to the contrary, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty against, or a prohibition of, any actions with respect to the borrowing of, arrangement to borrow, identification of the availability of, and/or securing of, securities of the Company in order for Buyer (or its broker or other financial representative) to effect short sales or similar transactions in the future.

(n) Remedies. The Buyer and in the event of assignment by Buyer of its rights and obligations hereunder, each holder of Securities, shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The Company therefore agrees that the Buyer shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

(o) Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever the Buyer exercises a right, election, demand or option under a Transaction Document and the Company or any Subsidiary does not timely perform its related obligations within the periods therein provided, then Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

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(p) Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to the Buyer hereunder or pursuant to any of the other Transaction Documents or if the Buyer enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars or other digital assets as stipulated herein. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

(q) Judgment Currency.

(i) If for the purpose of obtaining or enforcing judgment against the Company in connection with this Agreement or any other Transaction Document in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 8(q) referred to as the “Judgment Currency”) an amount due in US Dollars under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the Trading Day immediately preceding:

(1) the date actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date; or

(2) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 8(q)(i)(2) being hereinafter referred to as the “Judgment Conversion Date”).

(ii) If in the case of any proceeding in the court of any jurisdiction referred to in Section 8(q)(i)(2) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of US Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(iii) Any amount due from the Company under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement or any other Transaction Document.

(r) Independent Nature of Buyer’s Obligations and Rights. The Company and Buyer confirms that Buyer has independently participated with the Company and its Subsidiaries in the negotiation of the Transaction contemplated hereby with the advice of its own counsel and advisors. Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents. The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Company, not the action or decision of the Buyer, and was done solely for the convenience of the Company and its Subsidiaries and not because it was required or requested to do so by the Buyer.

[signature pages follow]

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IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

SRM ENTERTAINMENT, INC.

By:
Name:	Richard Miller
Title:	Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

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IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYER:

By:
Name:
Title:

[Signature Page to Securities Purchase Agreement]

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SCHEDULE OF BUYERS

(1)	(2)	(3)	(5)

Buyer	Mailing Address and E-mail Address	Purchase Price of the Preferred Stock Shares and Warrants; Number of Warrant Shares to be issued upon exercise of the Warrants	Legal Representative’s Mailing Address and E-mail Address

	[***]	Preferred Stock Shares and Warrants: $100,000,000	Loeb & Loeb LLP 345 Park Avenue New York, NY 10154 Telephone: [***] Attention: Ted Paraskevas, Esq.
		Warrants: 220,000,000 shares

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ANNEX 1

MAJORITY WRITTEN Consent of the stockholders of Srm entertainment, inc.

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ANNEX 2-A

AMENDMENT NO.1 TO EMPLOYMENT AGREEMENT BY AND BETWEEN RICHARD MILLER AND SRM ENTERTAINMENT, INC.

48

ANNEX 2-B

AMENDMENT NO.1 TO EMPLOYMENT AGREEMENT BY AND BETWEEN DOUGLAS MCKINNON AND

SRM ENTERTAINMENT, INC.

49

ANNEX 2-C

AMENDMENT NO.1 TO EMPLOYMENT AGREEMENT BY AND BETWEEN DEBBIE MCDANIEL HAND AND SRM ENTERTAINMENT, INC.

50

ANNEX 2-D

AMENDMENT NO.1 TO EMPLOYMENT AGREEMENT BY AND BETWEEN TAFT FLITTNER AND SRM ENTERTAINMENT, INC.

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ANNEX 3-A

WAIVER AGREEMENT – AMERICAN VENTURES LLC [ENTITY]

52

ANNEX 3-B

WAIVER AGREEMENT – SOO YU

53

ANNEX 3-C

WAIVER AGREEMENT – DOMINARI SECURITIES LLC

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